Exhibit 10.1
FIRST AMENDMENT AGREEMENT
     This First Amendment Agreement dated as of May 10, 2005 (this “Amendment”) is among (i) Pride Offshore, Inc., a Delaware corporation (the “Borrower”), (ii) the Revolving Lenders and Term Lenders (collectively, together with the Swingline Lenders, the “Lenders”) that are parties to the Credit Agreement dated as of July 7, 2004 (the “Credit Agreement”) among the Borrower, the guarantors party thereto, the Revolving Lenders, the Term Lenders, Citicorp North America, Inc., as administrative agent (the “Administrative Agent”) under the Credit Agreement, Calyon New York Branch and Natexis Banques Populaires, as issuers of letters of credit under the Credit Agreement (the “Issuing Banks”), and Calyon New York Branch and Natexis Banques Populaires, as swingline lenders under the Credit Agreement (the “Swingline Lenders”), (iii) the Administrative Agent, (iv) the Issuing Banks, and (v) the Swingline Lenders. In consideration of the mutual promises contained herein, the Borrower, the Lenders, the Administrative Agent and the Issuing Banks agree as set forth herein.
     Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     Section 1.1. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding thereto a new definition of “Redeemable Stock” reading as follows:
     “Redeemable Stock” means, with respect to any Person, any Equity Interest that by its terms or otherwise is required to be redeemed, or is redeemable at the option of the holder thereof, at a fixed or determinable date or dates prior to or on July 31, 2011, or is exchangeable into Debt of such Person or any of its subsidiaries.
     Section 1.2. Section 5.02. Section 5.02(m) of the Credit Agreement is hereby amended in its entirety to read as follows:
     (m) Distributions. Directly or indirectly, declare, pay or make any Distribution, or permit any Subsidiary to declare, pay or make any Distribution, except (i) any Subsidiary (other than the Borrower) may declare and make Distributions ratably to the holders of its Equity Interests, and (ii) if no Event of Default exists or would result therefrom, (a) the Borrower may make Distributions to the Parent; and (b) the Parent may repurchase or redeem any of its Equity Interest; provided that such repurchase or redemption is made by exchange for the Parent’s Equity Interest (other than Redeemable Stock) or out of the net cash proceeds from the substantially concurrent issuance or sale (other than to a Subsidiary) of the Parent’s Equity Interest (other than Redeemable Stock).
     Section 2. Miscellaneous.
     Section 2.1. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).
     Section 2.2. Preservation. The Credit Agreement, as specifically modified by the terms of this Amendment, and each other Credit Document, remains in full force and effect. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement, as amended hereby, are used herein as defined in the Credit Agreement, as amended hereby.
     Section 2.3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     Section 2.4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that (i) the execution, delivery and performance by the Borrower of this Amendment and the performance of the Credit Agreement, as amended hereby, by the Borrower are within the Parent’s and the Borrower’s corporate powers, have been duly authorized by all necessary corporate action of the Parent and the Borrower, require, in respect of the Borrower, no material authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body, do not contravene (A) the Parent’s or the Borrower’s certificate of incorporation or by-laws, or (B) any law applicable to the Borrower, and will not result in the creation or imposition of any Lien prohibited by the Credit Agreement on any asset of the Parent or of any Subsidiary, (ii) this Amendment has been duly executed and delivered by the Borrower, (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity, (iv) the representations and warranties contained in Section 4.01 of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of the date hereof, and the representations and warranties contained in any other Credit Document are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate solely to a specific earlier date and that remain correct as of such earlier date), and (v) no event has occurred and is continuing, or would result from this Amendment, which constitutes a Default or an Event of Default.
     Section 2.5. Lender Credit Decision. Each of the Lenders and Issuing Banks acknowledges that it has, independently and without reliance upon the Administrative Agent, any Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each of the Lenders and Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement as amended hereby.
     Section 2.6. Effectiveness. Following the execution of this Amendment by the Majority Lenders and the Borrower, this Amendment will be effective as of the date first above written. Delivery of an executed signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: PRIDE OFFSHORE, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

AGENT: CITICORP NORTH AMERICA, INC., as Administrative Agent
By:	/s/ Illegible
Authorized Officer

ISSUING BANKS AND SWINGLINE LENDERS: CALYON NEW YORK BRANCH, as an Issuing Bank and as a Swingline Lender
By:	/s/ Phillipe Soustra
Authorized Officer

By:	/s/ Attica Coach
Authorized Officer

NATEXIS BANQUES POPULAIRES, as an Issuing Bank and as a Swingline Lender
By:	/s/ Timothy L. Polvado
Authorized Officer

By:	/s/ Louis P. Laville, III
Authorized Officer

OTHER LENDERS: CITICORP NORTH AMERICA, INC.
By:	/s/ David E. Graber
Authorized Officer

NATEXIS BANQUES POPULAIRES
By:	/s/ Timothy L. Polvado
Authorized Officer

By:	/s/ Renaud J. d’Herbes
Authorized Officer

BANK OF AMERICA, N.A.
By:	/s/ Claire Liu
Authorized Officer

NORDEA
By:	/s/ Anne Engen
Authorized Officer

By:	/s/ Alison B. Barber
Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Calli S. Hayes
Authorized Officer

By:	/s/ Albert Fischetti
Authorized Officer

CALYON NEW YORK BRANCH
By:	/s/ Phillipe Soustra
Authorized Officer

By:	/s/ Attica Coach
Authorized Officer

BNP PARIBAS
By:	/s/ Illegible
Authorized Officer

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
Authorized Officer

SEB
By:	/s/ Bard Braekke
Authorized Officer

By:	/s/ Erling Amundsen
Authorized Officer

DnB NOR BANK ASA
By:	/s/ Barbara Cronquist
Authorized Officer

By:	/s/ Nikolai A. Nachamkin
Authorized Officer

HSH NORDBANK AG
By:	/s/ Urbanlak
Authorized Officer

By:	/s/ Kai Braunsdorf
Authorized Officer

VEREINS-UND WESTBANK AG (Bayerische Hypo-und Vereinsbank AG)
By:	/s/ F. Mahiny
Authorized Officer

By:	/s/ Marquart

AMEGY BANK NATIONAL ASSOCIATION
(FORMERLY SOUTHWEST BANK OF TEXAS N.A.)
By:	/s/ Carmen Jordan
Authorized Officer

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ John W. Stelwagon

Authorized Officer

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Sub-Adviser

By:	/s/ John W. Stelwagon

Authorized Officer

MAPLEWOOD (CAYMAN) LIMITED
By:	Babson Capital Management LLC
as Investment Manager

By:	/s/ John W. Stelwagon

Authorized Officer

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ John W. Stelwagon

Authorized Officer

LOAN FUNDING VIII LLC
By:	Babson Capital Management LLC
as Portfolio Manager

By:	/s/ John W. Stelwagon

Authorized Officer

PHOENIX FUNDING LIMITED
By:	Babson Capital Management LLC
as Financial Sub-Agent

By:	/s/ John W. Stelwagon

Authorized Officer

SIMSBURY CLO, LIMITED
By:	Babson Capital Management LLC under
delegated authority from Massachusetts
Mutual Life Insurance Company as
Collateral Manager

By:	/s/ John W. Stelwagon

Authorized Officer

BILL & MELINDA GATES FOUNDATION
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ John W. Stelwagon

Authorized Officer

BANQUE DE L’ECONOMIE DU COMMERCE ET DE LA MONETIQUE

By:	/s/ P. Battaglid

Authorized Officer

By:	/s/ M. Brickert

Authorized Officer

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Paul Harlingen

Authorized Officer

BLUE SQUARE FUNDING LIMITED SERIES 3

By:	/s/ Alice L. Wagner

Authorized Officer

CSAM FUNDING IV

By:	/s/ David H. Lerner

Authorized Officer

EMERALD ORCHARD LIMITED

By:	/s/ D. Robinson

Authorized Officer

FIDELITY ADVISOR SERIES II: FIDELITY FLOATING RATE HIGH INCOME FUND

By:	/s/ John Costello

Authorized Officer

FOREST SPC LLC

By:	/s/ Meredith J. Koslick

Authorized Officer

HCM US LOANS MAC 43, LTD
By:	Highland Capital Management, L.P.,
as Attorney-in-Fact

By:	/s/ David Lancelot

Authorized Officer

HIGHLAND OFFSHORE PARTNERS, L.P.
By:	Highland Capital Management, L.P.,
as General Partner

By:	/s/ David Lancelot

Authorized Officer

HUDSON STRAITS CLO 2004, LTD.
By:	Royal Bank of Canada as Collateral
Manager

By:	/s/ Melissa Marano

Authorized Officer

KATONAH I, LTD.

By:	/s/ Ralph Della Rocca

Authorized Officer

KATONAH II, LTD.
By:	Sankaty Advisors LLC,
as Sub-Advisors

By:	/s/ Diane J. Exter

Authorized Officer

KATONAH III, LTD.

By:	/s/ Ralph Della Rocca

Authorized Officer

KATONAH VI, LTD.

By:	/s/ Ralph Della Rocca

Authorized Officer

LCM 1 LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Alexander B. Kenna

Authorized Officer

LCM III, LTD.
By:	Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Alexander B. Kenna

Authorized Officer

LIGHTPOINT CLO 2004-I, LTD.
PREMIUM LOAN TRUST I, LTD.

By:	/s/ Thomas A. Kramer

Authorized Officer

LOAN FUNDING VII LLC
By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ David Lancelot

Authorized Officer

LOAN STAR STATE TRUST
By:	Its Investment Manager,
Highland Capital Management, L.P.,
By Its General Partner, Strand Advisors, Inc.

By:	/s/ David Lancelot

Authorized Officer

METLIFE BANK NATIONAL ASSOCIATION NA

By:	/s/ James R. Dingler

Authorized Officer

METROPOLITAN LIFE INSURANCE COMPANY, INC.

By:	/s/ James R. Dingler

Authorized Officer

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Meredith J. Koslick

Authorized Officer

RESTORATION FUNDING CLO, LTD.
By:	Highland Capital Management, L.P.,
As General Partner

By:	/s/ David Lancelot

Authorized Officer

SUN LIFE ASSURANCE COMPANY OF CANADA (US)
By:	Fairlead Capital Management, Inc.,
as Sub-Advisor

By:	/s/ Melissa Marano

Authorized Officer

ACKNOWLEDGMENT AND CONSENT
     To induce the Administrative Agent, the Issuing Banks and the Lenders to execute the foregoing First Amendment Agreement, each of the undersigned Guarantors hereby (a) consents to the execution, delivery and performance of such First Amendment Agreement, (b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender with respect to any undersigned Guarantor is released or impaired by such First Amendment Agreement, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Guarantor in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

GUARANTORS: PRIDE INTERNATIONAL, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President — Treasury and Investor Relations

MEXICO DRILLING LIMITED LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE CENTRAL AMERICA, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE OFFSHORE INTERNATIONAL LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE SOUTH PACIFIC LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE DRILLING, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE NORTH AMERICA LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PETROLEUM SUPPLY COMPANY
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE INTERNATIONAL SERVICES, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE MEXICO HOLDINGS, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE INTERNATIONAL MANAGEMENT COMPANY
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer